UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2019

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 GLEN STREET
GLENS FALLS, NY		12801
(Address of principal executive offices)		Zip Code

(518) 745-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Arrow Financial Corporation (the "Company") held its 2019 Annual Meeting of Shareholders on May 8, 2019. As of the record date, March 14, 2019, there were 14,468,454 shares of the Company's common stock outstanding and entitled to vote. The holders of 11,548,797 shares of common stock, 79.82% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, and this amount represented a quorum. The proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 29, 2019. At the 2019 Annual Meeting, our shareholders (1) elected four Class C director nominees with terms expiring in 2022 to the Board of Directors, (2) approved on an advisory basis the Company's executive compensation, (3) approved the amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 20,000,000 to 30,000,000 and (4) ratified the selection of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2019.
The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

1.	The election of four (4) directors to Class C for a term of three (3) years and/or until their successors shall have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Class B Director Nominees:
Tenée R. Casaccio	7,535,581	436,059	3,577,157
Gary C. Dake	7,239,878	731,762	3,577,157
Thomas L. Hoy	7,623,150	348,490	3,577,157
Colin L. Read	7,571,917	399,723	3,577,157

2. The approval, on an advisory basis, of the Company’s executive compensation.

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Common Stock Voted On:
Executive Compensation	7,497,376	398,525	75,739	3,577,157

3. The approval of the amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 20,000,000 to 30,000,000.

	Votes For	Votes Against	Abstain
Common Stock Voted On:
Increase in the Number of Authorized Shares	10,808,793	628,108	111,896

4. The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company's independent auditor for the fiscal year ending December 31, 2019.

Common Stock Voted On:	Votes For	Votes Against	Abstain
KPMG LLP	11,396,093	125,062	27,642

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	May 8, 2019	By:	/s/ Edward J. Campanella
Edward J. Campanella, Senior Vice President, Treasurer and Chief Financial Officer